UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 19, 2004

JED Oil Inc.

(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation or organization)	333-111435 (Commission File Number)	n/a (IRS employer identification no.)
Suite 2600, 500 – 4th Avenue S.W. Calgary, Alberta, Canada	T2P 2V6
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(403) 537-3250
(403) 294-1197 (fax)

Item 5. Other Events and Regulation FD disclosure.

On May 17, 2004 we issued a press release announcing our first quarter 2004 financial results and recent business activities.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99	Press release issued May 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2004	JED Oil Inc. (Registrant)
/s/ Bruce A. Stewart
Bruce A. Stewart Chief Financial Officer (Principal Financial and Accounting Officer)